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                                                                   Exhibit 99.02

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                          6 1/4% SENIOR NOTES DUE 2013

                                       OF

                        STATE AUTO FINANCIAL CORPORATION

     As set forth in the Prospectus dated [          , 2004] (the "Prospectus")
of State Auto Financial Corporation and in the letter of transmittal, this form or one substantially similar must be used to accept State Auto Financial Corporation's offer to exchange all of its outstanding 61/4% Senior Notes due 2013 (the "Original Notes") for its 61/4% Senior Notes due 2013 that have been registered under the Securities Act of 1933, as amended, if certificates for the Original Notes are not immediately available or if the Original Notes, the letter of transmittal, or any other required documents cannot be delivered to the exchange agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an eligible institution by hand or transmitted by facsimile transmission, overnight courier or mailed to the exchange agent as indicated below.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [          ,
2004], UNLESS EXTENDED (THE "EXPIRATION DATE"). NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  DELIVER TO:
                               FIFTH THIRD BANK,
                                 EXCHANGE AGENT

    By Registered or Certified Mail, Hand Delivery or by Overnight Courier:

                                Fifth Third Bank
                           Corporate Trust, MD 10AT60
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45202

                            Attention: Jackie Dever
                           Telephone: (513) 579-5685
                           Facsimile: (513) 534-6785

     DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the letter of transmittal to be used to tender Original Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to State Auto Financial Corporation, upon the terms and subject to the conditions set forth in the Prospectus and the letter of transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, Original Notes pursuant to guaranteed delivery procedures set forth in Instruction 1 of the letter of transmittal.

     The undersigned understands that tenders of Original Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Original Notes pursuant to the Exchange Offer may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity, or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and other legal representatives of the undersigned.

NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW

Certificate No(s). for Original Notes (if available):
                                                     ---------------------------

Principal Amount of Original Notes:
                                   ---------------------------------------------

Principal Amount of Original Notes Tendered:
                                            ------------------------------------

Signature(s):
             -------------------------------------------------------------------

Dated:
      --------------------------------------------------------------------------

If Original Notes will be delivered by book-entry transfer
at the Depository Trust Company, Depository Account No.:
                                                        ------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Original Notes exactly as its (their) name(s) appear on certificates of Original Notes or on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must provide the following information:

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), hereby:

          (a) represents that the above named person(s) own(s) the Original Notes to be tendered within the meaning of Rule 14e-4 under the Exchange Act;

          (b) represents that such tender of Original Notes complies with Rule 14e-4 under the Exchange Act; and

          (c) guarantees that delivery to the exchange agent of certificates for the Original Notes to be tendered, in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the exchange agent's account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed (or manually signed facsimile) letter of transmittal with any required signatures and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within three New York Stock Exchange trading days after the Expiration Date.

     I HEREBY ACKNOWLEDGE THAT I MUST DELIVER THE LETTER OF TRANSMITTAL AND ORIGINAL NOTES TO BE TENDERED TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH HEREIN AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO ME.


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                 NAME OF FIRM                                     AUTHORIZED SIGNATURE

----------------------------------------------       ----------------------------------------------
                   ADDRESS                                               TITLE

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                   ZIP CODE                                         PLEASE TYPE NAME

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               TELEPHONE NUMBER                                          DATED

NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.

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